UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountainview Blvd., Basking Ridge, NJ 07920
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:		(908) 991-2665

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01     Other Events.

Barnes & Noble Education, Inc. (the “Company”, “we”, “our”) is filing this Current Report on Form 8-K to recast certain financial information set forth in our Annual Report on Form 10-K for the fiscal year ended April 27, 2024 (“Report”) as filed on July 1, 2024, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended.

As disclosed in our Quarterly Report on Form 10-Q for the quarterly periods ended October 26, 2024, we realigned our reportable segments for financial reporting purposes as a result of change in our Chief Operating Decision Maker and how business performance is monitored and resources are allocated to support our top strategic priorities. During the quarterly period ended October 26, 2024, we simplified our internal reporting to reflect one operating and reporting segment. This change aligns with the information regularly provided to the Chief Operating Decision Maker that is used for making operating and investment decisions and assessing business performance.

As required by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 280, Segment Reporting, if a public entity changes the structure of its internal organization in a manner that causes the composition of its reportable segments to change, the corresponding information for earlier periods, including interim periods, shall be recast unless it is impracticable to do so. Accordingly, attached as Exhibit 99.1 of this Form 8-K, and incorporated by reference herein, are the following portions of the Form 10-K that have been revised to reflect the realignment of the Company’s segments.

• Part I. Item 1. Business;
• Part I. Item 1A., Risk Factors;
• Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and
• Part II. Item 8. Financial Statements and Supplementary Data.

Prior periods in Exhibit 99.1 have been recast to conform with the realigned segment. The information included in Exhibit 99.1 affects disclosures related to previously disclosed segment results and does not in any way restate or revise the consolidated financial position, results of operations or cash flows in any previously filed consolidated statements of operations, consolidated balance sheets or consolidated statements of cash flows.

No items in the Report other than those identified above are being updated by this filing, and this filing does not reflect any subsequent information or events other than the revised segment reporting. Exhibit 99.1 should be read in conjunction with the Report as filed, and other filings made with the SEC.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Revised Part I, Item 1., Part I, Item 1A., Part II, Item 7. and Part II, Item 8. of the Annual Report on Form 10-K for the year ended April 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: December 11, 2024
BARNES & NOBLE EDUCATION, INC.

By:     /s/ Kevin F. Watson
Name:      Kevin F. Watson
Title:      Chief Financial Officer

BARNES & NOBLE EDUCATION, INC.

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Revised Part I, Item 1., Part I, Item 1A., Part II, Item 7. and Part II, Item 8. of the Annual Report on Form 10-K for the year ended April 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)